JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock no par value per share, of Americana Distribution, Inc. (f/k/a/ Americana Publishing, Inc.) a Colorado corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of June 26, 2006.

                                         REPORTING PERSONS:

                                         CORNELL CAPITAL PARTNERS, LP

                                         By:  Yorkville Advisors, LLC
                                         Its: General Partner


                                         By: /s/ Mark Angelo
                                             -----------------------------
                                             Name: Mark Angelo
                                             Its:  Portfolio Manager


                                         MONTGOMERY EQUITY PARTNERS, LTD


                                         By: /s/ Mark Angelo
                                             -----------------------------
                                             Name: Mark Angelo
                                             Its:  Portfolio Manager


                                         YORKVILLE ADVISORS, LLC


                                         By: /s/ Mark Angelo
                                             -----------------------------
                                             Name: Mark Angelo
                                             Its:  Portfolio Manager


                                         MARK ANGELO


                                         /s/ Mark Angelo
                                         ---------------------------------